EXHIBIT 24


                             POWER OF ATTORNEY


         Each of the undersigned Directors and Officers of CHAMPION INTERNATIONAL CORPORATION (the "Company"), which intends to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, registering shares of Common Stock issuable pursuant to the Company's 1999 Stock Option Plan, hereby constitutes and appoints STEPHEN B. BROWN, LAWRENCE A. FOX and RICHARD E. OLSON his or her true and lawful attorneys-in-fact and agents, each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and other documents relating thereto, and to file such Registration Statement and such amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 16th day of September, 1999.


/s/RICHARD E. OLSON                  /s/KENWOOD C. NICHOLS
------------------------------       ----------------------------
Richard E. Olson                     Kenwood C. Nichols
Chairman of the Board, Chief         Vice Chairman and Executive Officer
Executive Officer and Director       and Director
(Principal Executive Officer)        (Principal Accounting Officer)



                                     /s/THOMAS L. HART
                                     -------------------------------
                                     Thomas L. Hart
                                     Vice President - Finance and Treasurer
                                     (Principal Financial Officer)


/s/LAWRENCE A. BOSSIDY               /s/ALLAN E. GOTLIEB
------------------------------       --------------------------------
Lawrence A. Bossidy, Director        Allan E. Gotlieb, Director


/s/ROBERT A. CHARPIE                 /s/HENRIQUE de CAMPOS MEIRELLES
------------------------------       ----------------------------------
Robert A. Charpie, Director          Henrique de Campos Meirelles, Director


/s/H. CORBIN DAY
------------------------------       ----------------------------------
H. Corbin Day, Director              Walter V. Shipley, Director


/s/ALICE F. EMERSON                  /s/RICHARD E. WALTON
------------------------------       ----------------------------------
Alice F. Emerson, Director           Richard E. Walton, Director